FCPT Announces First Quarter 2023 Financial and Operating Results MILL VALLEY, CA – May 1, 2023 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2023. Management Comments “FCPT had a solid start to 2023, with continued high rent collection levels and opportunistic capital raising to further strengthen our financial position,” said CEO Bill Lenehan. “We start the second quarter with $142 million of cash and equity forward positions available to fund high-quality acquisition opportunities in our target sectors.” Rent Collection Update As of March 31, 2023, the Company has received rent payments representing 99.9% of its portfolio contractual base rent for the quarter ending March 31, 2023. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 11.3% over the prior year to $52.2 million. Rental revenue consisted of $51.4 million in cash rents and $0.8 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $23.1 million for the first quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $22.3 million for the same quarter in the prior year, or $0.28 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.39, representing a $0.01 per share decrease compared to the same quarter in 2022. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.41, representing flat results compared to the same quarter in 2022. General and Administrative (G&A) Expense • G&A expense for the first quarter was $6.1 million, which included $1.8 million of stock-based compensation. These results compare to G&A expense in the first quarter of 2022 of $5.3 million, including $1.5 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the first quarter was $4.3 million, representing 8.3% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.34 per common share for the first quarter of 2023. Portfolio Activities Acquisitions • During the first quarter, FCPT acquired 10 properties for a combined purchase price of $19.9 million at an initial weighted average cash yield of 6.9%, on rents in place as of March 31, 2023 and a weighted average remaining lease term of 6.5 years. Dispositions • During the first quarter, FCPT sold three properties for a total sales price of $12.1 million representing $1.6 million of gain. Liquidity and Capital Markets Capital Raising • During the first quarter, the Company sold 1,907,946 shares of Common Stock via the forward component of the at-the-market (ATM) program at an average price of $27.73 per share for anticipated net proceeds of $52.1 million. • In the quarter, the Company also settled previously executed forward sale agreements of 324,182 shares for net proceeds of $8.9 million. Liquidity • At March 31, 2023, FCPT had approximately $392 million of available liquidity including $31 million of cash and cash equivalents, $250 million of undrawn credit line capacity and 4,113,788 shares remaining to be settled under existing forward sale agreements for anticipated net proceeds of approximately $111 million. • In addition, at quarter end, FCPT has $75 million of forward interest rate swaps in place, effectively fixing the Treasury base rate at approximately 2.6% for this amount of our next long-term unsecured debt issuance in 2023. Credit Facility and Unsecured Notes • At March 31, 2023, FCPT had $1,005 million of outstanding debt, consisting of $430 million of term loans and $575 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.6x at quarter-end. Real Estate Portfolio • As of March 31, 2023, the Company’s rental portfolio consisted of 1,030 properties located in 47 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.0 years.

Conference Call Information Company management will host a conference call and audio webcast on Tuesday, May 2 at 11:30 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 470 1428 (domestic) or 1 404 975 4839 (international), Call Access Code: 361624 Live webcast: https://events.q4inc.com/attendee/576552728 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=99d6b5cb&confId=49571 Replay: Available through July 31, 2023 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 785821 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2023 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2023 2022 Revenues: Rental revenue 52,197$ 46,903$ Restaurant revenue 7,755 7,494 Total revenues 59,952 54,397 Operating expenses: General and administrative 6,055 5,269 Depreciation and amortization 12,176 9,704 Property expenses 3,167 1,849 Restaurant expenses 7,295 6,883 Total operating expenses 28,693 23,705 Interest expense (9,918) (8,375) Other income, net 300 57 Realized gain on sale, net 1,562 - Income tax expense (48) (88) Net income 23,155 22,286 Net income attributable to noncontrolling interest (31) (31) Net Income Attributable to Common Shareholders 23,124$ 22,255$ Basic net income per share 0.27$ 0.28$ Diluted net income per share 0.27$ 0.28$ Regular dividends declared per share 0.3400$ 0.3325$ Weighted-average shares outstanding: Basic 85,833,602 80,195,140 Diluted 86,095,554 80,346,024 Three Months Ended March 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2023 (Unaudited) December 31, 2022 Real estate investments: Land 1,124,878$ 1,115,827$ Buildings, equipment and improvements 1,549,401 1,539,875 Total real estate investments 2,674,279 2,655,702 Less: Accumulated depreciation (714,686) (706,702) Total real estate investments, net 1,959,593 1,949,000 Intangible lease assets, net 102,113 106,206 Total real estate investments and intangible lease assets, net 2,061,706 2,055,206 Real estate held for sale - 7,522 Cash and cash equivalents 31,399 26,296 Straight-line rent adjustment 61,650 61,027 Derivative assets 27,888 35,276 Deferred tax assets 1,033 988 Other assets 13,828 12,272 Total Assets 2,197,504$ 2,198,587$ Liabilities: Long-term debt ($1,005,000 and $1,005,000 principal, respectively) 996,041$ 995,477$ Dividends payable 29,203 29,064 Rent received in advance 12,876 11,710 Derivative liabilities 658 9 Other liabilities 25,759 24,017 Total liabilities 1,064,537 1,060,277 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 86,088,900 and 85,637,293 shares issued and outstanding, respectively 9 9 Additional paid-in capital 1,112,936 1,104,522 Accumulated other comprehensive income 23,285 30,944 Noncontrolling interest 2,240 2,259 Retained earnings (accumulated deficit) (5,503) 576 Total equity 1,132,967 1,138,310 Total Liabilities and Equity 2,197,504$ 2,198,587$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2022 2021 Funds from operations (FFO): Net income 23,155$ 22,286$ Depreciation and amortization 12,144 9,668 Realized gain on sales of real estate (1,562) - FFO (as defined by NAREIT) 33,737$ 31,954$ Straight-line rental revenue (1,304) (1,642) Deferred income tax (benefit) expense (1) (44) - Stock-based compensation 1,767 1,500 Non-cash amortization of deferred financing costs 564 468 Non-real estate investment depreciation 32 36 Other non-cash revenue adjustments 494 530 Adjusted Funds from Operations (AFFO) 35,246$ 32,846$ Fully diluted shares outstanding (2) 86,210,113 80,460,583 FFO per diluted share 0.39$ 0.40$ AFFO per diluted share 0.41$ 0.41$ Restaurant Business (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents non-cash deferred income tax benefit recognized at the Kerrow Three Months Ended March 31,